UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2023

Progressive Care Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-52684	32-0186005
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Ansin Blvd., Suite A

Hallandale Beach, FL 33009

(Address of Principal Executive Offices) (Zip Code)

(305) 760-2053

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Item 8.01. Other Events

As Progressive Care, Inc. (the “Company”) previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission on January 20, 2023, the Company had received notice that one of its third-party payors had declined to renew its agreement with one of the Company’s pharmacy locations (the “Contract”). The Contract had previously been set to renew as of February 24, 2023. On January 19, 2023, the Company reached an agreement with the third-party payor to extend the Contract term until April 24, 2023 to facilitate continued negotiations with respect to extending the term of the Contract.

On February 28, 2023, the Company and such third-party payor entered into an agreement pursuant to which the Contract will continue on its terms, subject to the Company maintaining compliance with certain required procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGRESSIVE CARE, INC.

Date: March 6, 2023	By:	/s/ Charles M. Fernandez
	Name:	Charles M. Fernandez
	Title:	Chief Executive Officer